UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2019

CALAMP CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-12182 (Commission file number)	95-3647070 (IRS Employer Identification Number)

15635 Alton Parkway, Suite 250, Irvine, CA 92618
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (949) 600-5600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.01 per share	CAMP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2019, Ms. Kimberly Alexy, a member of the Board of Directors (the “Board”) of CalAmp Corp. (the “Company”), notified the Company that she will not stand for re-election to the Company’s Board at the Company’s next annual meeting of stockholders to be held on July 24, 2019. Ms. Alexy will continue to serve as a director until such meeting. Her decision to not stand for re-election to the Board is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or procedures, or any disagreements in respect of accounting principles, financial statement disclosure, or otherwise. On June 1, 2019, the Board of the Company increased the size of the Board from eight directors to ten directors and appointed Jason Cohenour and Scott Arnold to the Board to fill the resulting vacancies, each effective June 1, 2019.

Messrs. Cohenour and Arnold were not appointed pursuant to any arrangement or understanding between them and any other persons.

Messrs. Cohenour and Arnold will be eligible to participate in the Company’s non-employee director compensation programs as described in the Company’s proxy statement filed with the Securities and Exchange Commission on June 14, 2018. Messrs. Cohenour and Arnold will each receive: (a) a prorated annual grant of restricted stock units with a grant date fair value of approximately $19,000, which reflects the actual time each director will serve on the Board through the 2019 annual meeting of stockholders, vesting on the twelve-month anniversary of the date of grant, subject to continued service, and (b) a new-appointment grant of restricted stock units with a grant date fair value of $128,000, vesting on the thirty-six-month anniversary of the date of grant, subject to continued service.

A copy of the press release announcing Messrs. Cohenour’s and Arnold’s appointments to the Board and Ms. Alexy’s decision not to stand for re-election is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of the Company dated June 3, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAMP CORP.
By:	/s/ Kurtis Binder Kurtis Binder Executive Vice President and Chief Financial Officer

Dated: June 3, 2019